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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549




                                       FORM 8-K


                                     CURRENT REPORT
                           Pursuant to Section 13 or 15 (d)
                        of the Securities Exchange Act of 1934


                          Date of Report:  March 30, 2000
                         (Date of earliest event reported)




                                 INTEL CORPORATION
               (Exact name of registrant as specified in its charter)



        Delaware                     0-6217                 94-1672743
       ----------                   ---------             --------------
       (State of                  (Commission             (IRS Employer
     incorporation)               File Number)           Identification No.)




  2200 Mission College Blvd., Santa Clara, California            95052-8119
  ---------------------------------------------------            ----------
      (Address of principal executive offices)                   (Zip Code)



                                   (408) 765-8080
                                   --------------
                (Registrant's telephone number, including area code)

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 Item 5.       OTHER EVENTS

     5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release of March 30, 2000 relating to final agreement with the Internal Revenue Service on a tax examination for years up to and including 1998.

Item 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

    (c)        Exhibits

               99.1 Press release of March 30, 2000 relating to final agreement with the Internal Revenue Service on a tax examination for years up to and including 1998.



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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTEL CORPORATION
                                              (Registrant)





Date: March 30, 2000                       By   /s/ Andy D. Bryant
                                             ------------------------
                                             Andy D. Bryant
                                             Senior Vice President,
                                             Chief Financial Officer
                                             and Principal Accounting
                                             Officer